EXHIBIT 10.5
                               FOURTH AMENDMENT
                                      TO
                               CREDIT AGREEMENT

      THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is entered into effective as of April 30, 1995, by and between POWELL INDUSTRIES, INC., a Nevada Corporation ("Borrower"), with its mailing address at P.O. Box 12818, Houston, Texas 77217, and NATIONSBANK OF TEXAS, N.A., a national banking association, with its mailing address at 700 Louisiana Street, Houston, Texas 77002 ("Lender").

                                 WITNESSETH:

      WHEREAS, Lender and Borrower heretofore entered into that certain Credit Agreement, dated as of July 15, 1991 as amended by that certain First Amendment to Credit Agreement dated as of May 29, 1992, that certain Second Amendment to Credit Agreement dated as of April 30, 1993 and that certain Third Amendment to Credit Agreement dated as of April 30, 1994 (as so amended, the "Credit Agreement") pursuant to which Lender agreed to make loans to Borrower from time to time subject to and upon terms, covenants and conditions contained therein; and

      WHEREAS, Lender and Borrower now desire to amend the Credit Agreement in certain particulars.

      NOW THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Fourth Amendment, and fully intending to be legally bound by this Fourth Amendment, Lender and Borrower hereby agree as follows:

      1.    DEFINITIONS.

            Unless otherwise specifically defined herein, all defined terms used in this Fourth Amendment shall have their respective meanings set forth in the Credit Agreement.

      2.    AMENDMENTS.

            a. Exhibit 1.2 to the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof Exhibit 1.2 attached hereto.

            a. Subsection 1.5(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(b) Any Eurodollar Rate Advance from time to time outstanding shall bear interest from the first day of the Interest Period applicable thereto until the last day of such Interest Period at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the Eurodollar Rate applicable to such Interest Period plus the Eurodollar Margin."

            c. Exhibit 1.7 to the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof Exhibit 1.7 hereto.

            d. The first six sentences of Section 2.1 of the Credit Agreement are amended to read in their entirety as follows:

            "Prior to April 30, 1995, Lender has issued for the account of Borrower those certain Letters of Credit set forth on EXHIBIT 2.1A hereto (the "EXISTING LETTERS OF CREDIT"). The Existing Letters of Credit shall be subject to the same terms and conditions of this Agreement affecting Letters of Credit (as defined below). In addition, Lender may from time to time, until May 1, 1997 (such date, or such later date as may be determined by Lender in its sole and absolute discretion upon the prior written request of Borrower, the "LETTER OF CREDIT MATURITY DATE"), in its sole and absolute discretion, upon the request of Borrower, if the applicable conditions precedent specified in SUBSECTIONS 3.1(B) AND 3.1(C) and SUBSECTIONS 3.2(B), 3.2(C) AND 3.2(E) shall have been satisfied with respect to such requested Letter of Credit, issue either documentary letters of credit or standby letters of credit ("LETTERS OF CREDIT") in the name of Borrower on behalf of any of its wholly-owned Subsidiaries. At no time shall Lender have any obligation or commitment to issue Letters of Credit hereunder. Rather, this ARTICLE II is intended solely to set forth procedures and terms which shall govern in connection with any Letter of Credit if Lender elects, in its sole and absolute discretion, to issue any Letter of Credit. The aggregate undrawn face amount of all Letters of Credit at any time outstanding, together with the aggregate undrawn face amount of the Existing Letters of Credit, shall not exceed FIVE MILLION DOLLARS ($5,000,000)."

            e. Exhibit 2.1A to the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof Exhibit 2.1A attached hereto.

            f. Section 8.1 of the Credit Agreement is hereby amended by inserting the following definition in its proper alphabetic location:

            "'EURODOLLAR Margin' shall mean the rate of 1.25% per annum."

      3.    REPRESENTATIONS AND WARRANTIES.

            By the execution of this Fourth Amendment, Borrower represents and warrants that (i) except as heretofore disclosed to Lender, the representations and warranties stated in the Credit Agreement are true and correct as of the date hereof (and for purposes hereof, the references to October 31, 1990 and January 31, 1991 in Section 4.1 of the Credit Agreement shall be amended to be references to October 31, 1994 and January 31, 1995, respectively) and (ii) neither an Event of Default, as defined in the Credit Agreement, nor any event which with the lapse of time or notice or both could become an Event of Default, has occurred and is continuing as of the date hereof.

      4.    EFFECTIVENESS.

            a. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement, as amended and supplemented by this Fourth Amendment, is confirmed as being in full force and effect.

            b. All references to the Credit Agreement herein or in any other document or instrument between Borrower and Lender shall hereafter be construed to be references to the Credit Agreement as modified by this Fourth Amendment.

            c. Concurrently herewith, Borrower will execute and deliver to Lender the Note in the form of Exhibit 1.2 attached hereto.

      5.    COUNTERPARTS.

            This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

      6.    GOVERNING LAW.

            This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent that Lender has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of Texas law shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

      7.    NOTICE OF FINAL AGREEMENT.

            THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date and year first above written.

                                    BORROWER:

                                    POWELL INDUSTRIES, INC.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    LENDER:

                                    NATIONSBANK OF TEXAS, N.A.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                            CONSENT AND REAFFIRMATION
                                  OF GUARANTORS

POWELL ELECTRICAL MANUFACTURING COMPANY, POWELL-PROCESS SYSTEMS, INC., U.S. TURBINE CORP., UNIBUS, INC., DELTA-UNIBUS CORP., POWELL-ESCO COMPANY, TRANSDYN CONTROLS, INC., and POWELL INNOVATIVE BREAKER TECHNOLOGIES, INC. are guarantors (individually a "Guarantor" collectively the "Guarantors') under a certain guaranty (the "Guaranty") related to the Credit Agreement and the other Loan Documents.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, each Guarantor hereby consents to the foregoing Fourth Amendment, and hereby declares to and agrees with the Lender that the Guaranty is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations under the Credit Agreement and the other Loan Documents, that there are no offsets, claims or defenses of any Guarantor with respect to the Guaranty or any other Loan Document, that the Guaranty is not released, diminished or impaired in any way by the above Fourth Amendment, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby acknowledges that without this consent and reaffirmation, the Lender would not execute the above Fourth Amendment.

                                    GUARANTORS:

                                    POWELL ELECTRICAL MANUFACTURING
                                    COMPANY

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    POWELL-PROCESS SYSTEMS, INC.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    U.S. TURBINE CORP.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    UNIBUS, INC.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    DELTA-UNIBUS CORP.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    POWELL-ESCO COMPANY

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    TRANSDYN CONTROLS, INC.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                    POWELL INNOVATIVE BREAKER
                                    TECHNOLOGIES, INC.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                   EXHIBIT 1.2

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

$10,000,000.00                                          Dated:  April 30, 1995

      FOR VALUE RECEIVED, the undersigned, Powell Industries, Inc., a Nevada corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of NationsBank of Texas, N.A. (the "Lender") the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) (the "Commitment") or, if less, the aggregate unpaid principal amount of all Advances outstanding, on the earlier to occur of (i) May 1, 1997 (the "Stated Maturity Date") or (ii) the termination of the Commitment by Lender under SECTION 6.2 of the Credit Agreement (such earlier date herein referred to as the "Termination Date"); together with interest on any and all Advances remaining unpaid hereunder from time to time outstanding from the date hereof until said Advances are paid in full, at the rates set forth in the Credit Agreement, payable on the dates set forth in the Credit Agreement and, with respect to interest on any overdue Advances (and, to the extent permitted by applicable Laws, all accrued unpaid interest on such unpaid Advances), payable on demand, at the lesser of (i) the Highest Lawful Rate (as defined in the Credit Agreement); or (ii) the Default Rate (as defined in the Credit Agreement).

      Both principal and interest are payable in lawful money of the United States of America to Lender at Lender's banking house at 901 Main Street, Dallas, Texas 75202 in immediately available funds, or at such other place as may be from time to time designated by Lender by notice to Borrower.

      This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of July 15, 1991 as amended by that certain First Amendment to Credit Agreement dated May 29, 1992, that certain Second Amendment to Credit Agreement dated April 30, 1993, that certain Third Amendment to Credit Agreement dated April 30, 1994 and that certain Fourth Amendment to Credit Agreement dated April 30, 1995 (as amended, extended, supplemented or restated from time to time, the "Credit Agreement") between Borrower and Lender, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

      If following the occurrence of an Event of Default this Promissory Note is placed in the hands of an attorney for collection, or if all or any part of the Obligations (as defined in the Credit Agreement) are proved, established or collected in any court or in connection with any proceeding for bankruptcy, receivership, debtor relief, probate, or any other court proceeding, then in either such event Borrower and all endorsers, sureties, and guarantors of this Promissory Note jointly and severally agree to pay reasonable attorney's fees, costs, and expenses and collection costs to lender, or to any other holder hereof, in addition to all other amounts payable hereunder.

      Borrower and any and all endorsers, guarantors and sureties severally waive grace,

                                       1

demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

      THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

                                    POWELL INDUSTRIES, INC.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________

                                   EXHIBIT 1.7
                           FORM OF NOTICE OF ELECTION

[Date]

NationsBank of Texas, N.A.
901 Main Street
Dallas, TX  75202

Gentlemen:

Pursuant to that certain Credit Agreement dated as of July 15, 1991 (as amended, extended, supplemented or restated from time to time, the "Agreement," the terms defined therein being used herein as therein defined) between Powell Industries, Inc. ("Borrower"), and NationsBank of Texas, N.A. ("Lender"), Borrower hereby;

      1. Requests that an Advance be made under the Agreement (the "Proposed Advance"), which request is made pursuant to SECTION 1.7 of the Agreement.

      2. In connection with the Proposed Advance, set forth below is the information required by SECTION 1.7 of the Agreement with respect to such Proposed Advance:

            a.    Information applicable to the Proposed Advance:

                  i. The interest rate applicable to the Proposed Advance is the ____________ Rate.

                  ii.   The date of the Proposed Advance is
                        ____________________.

                  iii. The aggregate principal amount of the Proposed Advance is $________________.

            b. Certifies that the amount of the Proposed Advance does not exceed the amount available under the Commitment.

            c. Requests that the proceeds of the Proposed Advance be deposited in the following account maintained by Borrower with Lender (enter account number):_______________________.

Dated:________________________, 199___.

Very truly yours,

POWELL INDUSTRIES, INC.

By: __________________________________
Name: ________________________________
Title: _______________________________

By: __________________________________
Name: ________________________________
Title: _______________________________

                                  EXHIBIT 2.1A

                   OUTSTANDING LETTERS OF CREDIT AS OF 4/18/95
- - --------------------------------------------------------------------------------
                                              START   EXPIRATION     AMOUNT
L/C #     BENEFICIARY                         DATE       DATE     OUTSTANDING
- - --------------------------------------------------------------------------------
117976    TAIWAN POWER COMPANY               3-30-92    9-30-95  $   57,539.00
- - --------------------------------------------------------------------------------
119470    NATIONAL COMMERCIAL BANK           5-5-92     7-20-95  $  226,743.70
- - --------------------------------------------------------------------------------
125457    ISRAEL ELECTRIC COMPANY            12-17-92   11-30-95 $  252,037.00
- - --------------------------------------------------------------------------------
131006    LIBERTY MUTUAL INSURANCE           9-1-93     9-1-95   $  234,872.00
- - --------------------------------------------------------------------------------
134230    ISRAEL ELECTRIC COMPANY            11-12-93   9-3095   $   24,370.00
- - --------------------------------------------------------------------------------
135587    TAIWAN POWER COMPANY               1-28-94    2-1-96   $   49,776.00
- - --------------------------------------------------------------------------------
135594    KENNECOT  UTAH COPPER              2-10-94    7-1-96   $  138,590.50
          SMELTER
- - --------------------------------------------------------------------------------
135646    KIEWET/STONE AND WEBSTER JV        4-29-94    6-30-96  $   25,998.60
- - --------------------------------------------------------------------------------
139700    BLACK AND VEATCH                   5-19-94    11-30-95 $   36,615.90
          INTERNATIONAL
- - --------------------------------------------------------------------------------
139709    TAIWAN POWER COMPANY               6-9-94     8-31-95  $   56,853.00
- - --------------------------------------------------------------------------------
139718    DUPAGE WATER COMMISSION            6-23-94    8-28-95  $   69,391.65
- - --------------------------------------------------------------------------------
142697    HUNGARIAN OIL AND GAS              8-29-94    5-1-95   $   25,000.00
- - --------------------------------------------------------------------------------
142711    NATIONAL COMMERCIAL BANK           9-9-94     10-14-96 $   45,128.80
- - --------------------------------------------------------------------------------
142742    MUSTANG ENGINEERING                10-25-94   6-1-95   $  118,472.00
- - --------------------------------------------------------------------------------
145379    UMW CORPORATION SD                 2-8-95     6-30-95  $1,179,206.50
- - --------------------------------------------------------------------------------
145364    UMW CORPORATION                    1-11-95    6-30-95  $  393,069.00
- - --------------------------------------------------------------------------------
145398    UMW CORPORATION SD                 2-28-95    6-30-95  $1,057,617.00
- - --------------------------------------------------------------------------------
145406    THE HUNGARIAN  OIL AND GAS         3-13-95    5-1-95   $   25,000.00
- - --------------------------------------------------------------------------------
              TOTAL
$4,016,280.65
- - --------------------------------------------------------------------------------